UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 27, 2006 - February 21, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 21, 2006, a subcommittee of the Executive Compensation Committee of the Board of Directors of Kerr-McGee Corporation approved awards for the Company’s executive officers under the Annual Incentive Compensation Plan (“AICP”) for the 2005 performance year.

Attached hereto as Exhibit 10.1 are the AICP awards for Luke R. Corbett, Chairman of the Board and Chief Executive Officer; David A. Hager, Chief Operating Officer; Kenneth W. Crouch, Executive Vice President; Robert M. Wohleber, Senior Vice President and Chief Financial Officer; and Gregory F. Pilcher, Senior Vice President, General Counsel and Corporate Secretary.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 10.1 2005 Annual Incentive Compensation Plan Awards

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: February 27, 2006